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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): December 6, 2007

                        GREATER ATLANTIC FINANCIAL CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


         0-26467                                          54-1873112
-------------------------                                 ----------
(Commission File Number)                                  (IRS Employer
                                                          Identification Number)


10700 Parkridge Boulevard, Suite P50 Reston, Virginia           20191
-----------------------------------------------------        ----------
(Address of Principal Executive Offices)                     (Zip Code)


                                 (703) 391-1300
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Effective December 6, 2007, Greater Atlantic Financial Corp. ("GAFC"), the holding company for Greater Atlantic Bank ("GAB"), and Summit Financial Group, Inc. ("Summit") amended Section 9.01(c) of their Agreement and Plan of Reorganization dated as of April 12, 2007 (the "Agreement"), providing for the merger of GAFC with and into Summit (the "Merger"). The amendment to Section 9.01(c) implements the parties' agreement to extend to March 31, 2008, the date on which the Agreement may be terminated if the Merger is not consummated by that date.

         A copy of the amendment is attached as Exhibit 2.1 and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Not applicable.

         (d)  Exhibit:

              2.1 Amendment to Agreement and Plan of Reorganization dated as of December 6, 2007



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GREATER ATLANTIC FINANCIAL CORP.



Date:  December 10, 2007               By: /s/ Carroll E. Amos
                                           -------------------------------------
                                           Carroll E. Amos
                                           President and Chief Executive Officer



Date:  December 10, 2007               By: /s/ David E. Ritter
                                           -------------------------------------
                                           David E. Ritter
                                           Senior Vice President and Chief
                                           Financial Officer